Exhibit 99.(32)

Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026 [1]



Daiichi Life Group, Inc.*
(Japan)
(Ultimate Controlling Person)
99.9988%
Daiichi Life International Holdings LLC (Japan)
100%
Daiichi Life International Co., Ltd. (Japan)
0.0012%
QOLead, Limited (Japan)
Daiichi Life North America, Inc. (USA)
Daiichi Life Insurance Co., Ltd.[2] (Japan)
50%
Daiichi Life Marubeni Real Estate Co., Ltd. (Japan)
15%
[6]M&G plc (UK)
Daiichi ipet Insurance Co., Ltd.[2] (Japan)
Benefit One Inc. (Japan)
36.84%
PT Panin Internasional (Indonesia)
Daiichi Life Insurance (Cambodia) PLC.[2] (Cambodia)
TAL Daiichi Life Australia Pty Ltd (Australia)
47.42%
Star Union Dai-ichi Life Insurance Company Limited[2] (India)
10.49%
YuLife Holdings Ltd. (United Kingdom)
Partners Group Holdings Limited (New Zealand)
Protective Life Corporation[3] (USA)
Daiichi Life Bussan Co., Ltd. (Japan)
75%
Daiichi Life Payment Co., Ltd.[5] (Japan)
TAL Life Limited[2] (Australia)
TAL Services Limited (Australia)
TAL Life Insurance Services Limited[2] (Australia)
TAL Australia Distribution Limited (Australia)
TAL Direct Pty Ltd. (Australia)
National Financial Solutions Pty Limited (Australia)
Lifebroker Pty Limited (Australia)
19.9%
Challenger Limited (Australia)
Daiichi Life Europe Limited (UK)
Daiichi Neo Life Insurance Co., Ltd.[2] (Japan)
95%
Panin Dai-ichi Life[2] (Indonesia)
5%
International Life Solutions Proprietary Limited (South Africa)
DL – Canyon Investments LLC (USA)
73.1670%
Topaz Capital, Inc. (Japan)
81.67%
Daiichi Life Research Institute Co., Ltd.[4] (Japan)
Daiichi Life Asia Pacific Pte. Ltd. (Singapore)
Vertex Investment Solutions Co., Ltd. (Japan)
Daiichi Life Reinsurance Bermuda Ltd. (Bermuda)
Daiichi Frontier Life Insurance Co., Ltd.[2] (Japan)
Daiichi Life Techno Cross Co., Ltd. (Japan)
49%
Asset Management One USA Inc. (USA)
49%
Asset Management One Co., Ltd. (Japan)
Subsidiaries shown on subsequent pages.
Daiichi Life Insurance Myanmar Ltd.[2] (Myanmar)
Dai-ichi Life Insurance Company of Vietnam, Limited[2] (Vietnam)
Dai-ichi Life Vietnam Fund Management Company Limited (Vietnam)
Dai-ichi Mekong Shared Service Center Company Limited (Vietnam)

1 Except as otherwise indicated, chart does not reflect less than 50% ownership interests

2 Insurance company

3 Pages 6-8 contain a list of Protective Life Corporation's subsidiaries

4 The voting rights pertaining to Daiichi Life Research Institute Co., Ltd. are split among other affiliates of Daiichi Life Group, Inc. as follows:

- Daiichi Life Payment Co., Ltd. – 9.58%
- Daiichi Life Bussan Co., Ltd. – 8.75%

As such, the Daiichi group owns 100% of the voting rights pertaining to Daiichi Life Research Institute Co., Ltd.

5 The voting rights pertaining to Daiichi Life Payment Co., Ltd. are split among the other affiliates of Daiichi Life Group, Inc. as follows:

- Daiichi Life Bussan Co., Ltd. – 20%

As such, the Daiichi group owns 95% of the voting rights pertaining to Daiichi Life Payment Co., Ltd.

6 M&G plc is a publicly traded United Kingdom-based asset management, pension, and life insurance company. Daiichi Life Group, Inc. acquired approximately a 15% voting interest effective April 1, 2026.

* Effissimo Capital Management Pte Ltd. ("Effissimo") and Effissimo's controlling persons Takashi Kousaka, Hisaaki Sato, and Yoichiro Imai are considered by the New York State Department of Financial Services, for New York insurance regulatory purposes only, to be controlling persons of MONY Life Insurance Company and Protective Life and Annuity Insurance Company. Based on the Statement of Changes to Large-Volume Holdings available on Electronic Disclosure for Investors' Network (EDINET) as of February 27, 2026, Effissimo, a non-affiliated asset management company, may be deemed the beneficial owner of 10.99% of the common stock of Daiichi Life Group, Inc.

Daiichi Life Group, Inc. (Japan) (Ultimate Controlling Person) Partners Life Limited1 (New Zealand) Daiichi Life International Holdings LLC (Japan) Evince Limited (New Zealand) Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026 Partners Group Nominee Limited (New Zealand) Partners Group Holdings Limited (New Zealand) 1 insurance company Daiichi Life International Co., Ltd. (Japan) 99.9988% 0.0012% 100%

Daiichi Life Group, Inc. (Japan) (Ultimate Controlling Person) Daiichi Life Challenged Co., Ltd. (Japan) 49% 1 The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Daiichi Life Group, Inc. as follows: ● Daiichi Life Techno Cross Co., Ltd. – 1% As such, the Daiichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd. Daiichi Life Insurance Co., Ltd. (Japan) Daiichi Life Biz Plus Co., Ltd. (Japan) 100% Alpha Consulting Co., Ltd. (Japan) 100% Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026 Daiichi Smart Small-amount and Short-term Insurance Co., Ltd. (Japan) 100% 100% Corporate-pension Business Service Co., Ltd.1 (Japan) 100%

Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026



Daiichi Life Group, Inc.
(Japan)
(Ultimate Controlling Person)
Benefit One Inc.
(Japan)
100%
100%
100%
61.5%
70%[1]
1%
BENEFIT ONE USA, INC.
(USA)
Rouken Publishing Co. Ltd.
(Japan)
BENEFIT ONE INTERNATIONAL PTE. LTD.
(Singapore)
REWARDZ PRIVATE LIMITED
(Singapore)
38.5%
99%
PT. BENEFIT ONE INDONESIA
(Indonesia)
BENEFITONE ENGAGEMENT TECHNOLOGIES PRIVATE LIMITED
(India)
100%
100%
REWARDZ BENEFITS SDN. BHD.
(Malaysia)
FLABULESS FZ LLC
(UAE)

[1] Benefit One Inc. owns 70% of Rewardz Private Limited. The remaining 30% is owned by a company outside Daiichi Life Group and is not shown on the organizational chart.

Daiichi Life Group, Inc. (Japan) (Ultimate Controlling Person) Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026 Daiichi Life Marubeni Real Estate Co., Ltd. (Japan) THE DAI-ICHI BUILDING CO., LTD. (Japan) Marubeni Asset Management Co., Ltd. (Japan) O.M. Building Management Inc.3 (Japan) 50% SOHGO HOUSING CO., LTD.2 (Japan) Dai-Ichi Life Realty Asset Management Co., Ltd.1 (Japan) Marubeni REIT Advisors Co., Ltd. (Japan) Marubeni Real Estate Development Co., Ltd. (Japan) Marubeni Real Estate Management Co., Ltd. (Japan) 85.5% 40% 70% 1 The shares of Dai-ichi Life Realty Asset Management Co., Ltd. are held 70% by Daiichi Life Marubeni Real Estate Co., Ltd. and 30% by THE DAI-ICHI BUILDING CO., LTD. In other words, they are wholly owned by Daiichi Life Marubeni Real Estate Co., Ltd. and its subsidiaries. Daiichi Life Group, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd., and therefore the percentage of voting rights in Dai-ichi Life Realty Asset Management Co., Ltd. held by the Dai-ichi group is 50%. 2 The shares of SOHGO HOUSING CO., Ltd. are held 85.5% by Daiichi Life Marubeni Real Estate Co., Ltd. and 14.5% by THE DAI-ICHI BUILDING CO., LTD. In other words, they are wholly owned by Daiichi Life Marubeni Real Estate Co., Ltd. and its subsidiaries. Daiichi Life Group, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd. and therefore the percentage of voting rights in SOHGO HOUSING CO., Ltd. held by the Daiichi group is 50%. 3 The shares of O.M. Building Management Inc. are held 40% by THE DAI-ICHI BUILDING CO., LTD. and 10% by Daiichi Life Insurance Co., Ltd. Since Daiichi Life Group, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd. the percentage of voting rights in O.M. Building Management Inc. held by the Daiichi group is 30%. Marubeni Real Estate Agency Co., Ltd. (Japan)

Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026


1 insurance company
2 specialty insurer
3 special purpose financial insurance company
Daiichi Life Group, Inc.
(Japan)
(Ultimate Controlling Person)
99.9988%
Daiichi Life International Co., Ltd.
(Japan)
Daiichi Life International Holdings LLC
(Japan)
0.0012%
100%
Protective Life Corporation (DE)
TIN 95-2492236
100%
Protective Life Insurance Company1 (NE)
PLC owns 100% of stock
TIN 63-0169720
NAIC 68136
Protective Life Reinsurance Bermuda Ltd.
(Bermuda)
PLICO owns 100% of stock
TIN 98-1512479
Magnolia Re, Inc. (VT)3
PLICO owns 100% of stock
TIN 39-2280797
NAIC17815
MONY Life Insurance Company1 (NY)
PLICO owns 100% of stock
TIN 13-1632487
NAIC 66370
Protective Life and Annuity Insurance Company1 (AL)
(commercially domiciled – NY)
PLC owns 100% of non-voting preferred stock
PLICO owns 100% of voting stock
TIN 63-0761690
NAIC 88536
Protective ML Holdings 1, LLC (DE)
PLICO owns 100% of membership interests
TIN 33-4524758
ShelterPoint Group, Inc. (NY)
PLICO owns 100% of stock
TIN 11-2284016
ShelterPoint Life Insurance Company1 (NY)
ShelterPoint Group owns 100% of voting stock
TIN 11-2284118
NAIC 81434
ShelterPoint Insurance Company.1 (FL)
ShelterPoint Life owns 100% of voting stock
TIN 86-0367818
NAIC 89958
Atlas Peak Insurance Company, Ltd.1
(Turks & Caicos)
PLICO owns 100% of stock
TIN 98-0137725
A.U.L. Corp. (NV)
PLICO owns 100% of stock
TIN 68-0300949
Wisconsin A.U.L., Inc. (CA)
A.U.L. Corp. owns 100% of stock
TIN 68-0440623
AUL Insurance Agency, Inc. (CA)
A.U.L. Corp. owns 100% of stock
TIN 68-0406407
USWC Holding Company ("USWC") (FL)
PLICO owns 100% of stock
TIN 20-8645816
New World Warranty Corp.2 (FL)
USWC owns 100% of stock
TIN 20-8639268
United States Warranty Corp.2 (FL)
USWC owns 100% of stock
TIN 59-1651866
USWC Installment Program, Inc. (FL)
USWC owns 100% of stock
TIN 20-8646196
Protective Property & Casualty Insurance Company 1 (MO)
PLICO owns 100% of stock
TIN 43-1139865
NAIC 35769
Asset Protection Financial, Inc. (MO)
(formerly Lyndon Financial Corporation)
PPCIC owns 100% of stock
TIN 43-1819865
Protective Asset Protection, Inc. (MO) ("PAP")
(formerly Lyndon Insurance Group, Inc.)
PLICO owns 100% of stock
TIN 43-1802403
First Protection Company (MN)
PAP owns 100% of stock
TIN 41-1703034
First Protection Corporation of Florida2 (FL) ("FPC")
FPC owns 100% of stock
TIN 41-1637611
Protective Administrative Services, Inc. (MO)
PAP owns 100% of stock
TIN 43-1724227
Western General Dealer Services, Inc. (CA)
PAP owns 100% of stock
TIN 47-0939814
Western General Warranty Corporation2 (FL)
PAP owns 100% of stock
TIN 59-3126230
Western Diversified Services, Inc. (IL) ("WDS")
PLICO owns 100% of stock
TIN 36-2600350
The Advantage Warranty Corporation2 (FL)
WDS owns 100% of stock
TIN 36-3445516

Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026



Daiichi Life Group, Inc.
(Japan)
(Ultimate Controlling Person)
99.9988%
100%
Daiichi Life International Holdings LLC
(Japan)
Daiichi Life International Co., Ltd.
(Japan)
0.0012%
100%
Protective Life Corporation (DE)
TIN 95-2492236
Investment Distributors, Inc. (TN)
PLC owns 100% of stock
TIN 63-1100710
Concourse Distributors, Inc. (AL)
PLC owns 100% of stock
TIN 33-1396088
Empower Financial Resources, Inc. (DE)
(formerly Financial Leadership Alliance, Inc.)
PLC owns 100% of stock
TIN 46-5331907
Golden Gate Captive Insurance Company[2] (VT)
PLC owns 100% of stock
TIN 63-1191165 NAIC 60234
First Protection Corporation (MN)
PLC owns 100% of stock
TIN 41-1368934
Warranty Topco, Inc. (DE)
PLC owns 100% of stock
TIN 26-3854933
Chesterfield International Reinsurance Limited (Nevis)
PLC owns 100% of stock
TIN 98-0458684
Dealer Services Reinsurance, Ltd. (Bermuda)
PLC owns 100% of stock
TIN 98-0199455
Protective Foundation, LLC (AL)
PLC owns 100% of membership interests
TIN 41-5073717
National Warranty Corp. (OR)
Warranty Topco, Inc. owns 100% of stock
TIN 93-1198148
Interstate National Dealer Services, Inc. (DE)
Warranty Topco, Inc. owns 100% of stock
TIN 11-3078398
PIPCO Reinsurance Company, Ltd.
(Turks & Caicos)
Warranty Topco, Inc. owns 100% of stock
TIN 98-0159153
Interstate Administrative Services, Inc. (DE)
INDS owns 100% of stock
TIN 20-1549705
Interstate National Dealer Services of Florida, Inc.[1] (FL)
INDS owns 100% of stock
TIN 11-3284019

[1] specialty insurer
[2] special purpose financial insurance company

Organizational Chart of Daiichi Life Group, Inc. as of June 30, 2026



Daiichi Life Group, Inc.
(Japan)
(Ultimate Controlling Person)
0.0012%
99.9988%
Daiichi Life International Holdings LLC
(Japan)
Daiichi Life International Co., Ltd.
(Japan)
Protective Life Corporation (DE)[1]
TIN 95-2492236
Turbo Topco, Inc. (DE)
TIN 84-2855430
Turbo Intermediate, Inc. (DE)
TIN 84-2888092
Turbo Buyer, Inc. (DE)
TIN 84-2774149
Piston Acquisition Company, Inc. (DE)
TIN 81-2921633
PGM Holdings Corporation (DE)
TIN - 90-0919323
Portfolio Holding, Inc. (DE) "PHI"
TIN 46-1625561
Portfolio Captive Insurance Company (TX)[3]
TIN 81-1383985
Folio Protection Company, Inc. (TX)
TIN 84-2790842
Portfolio Services Limited, Inc. (TX)
TIN 99-0380279
Express Systems, Inc. (CA)
TIN 33-0620692
Portfolio SE, Inc. (TX)[4]
TIN 30-0964112
Standard Group Insurance, Ltd. (TCI)
TIN 04-3160317
Express Performance RE, Ltd. (TCI)
TIN 98-0596201
SGR Ltd. (TCI)
TIN None
Veritas Insurance Ltd. (TCI)
TIN 98-0698837
PRO Consulting, LLC (WA)
TIN 91-1914078
ALDS Holdings, Inc. (DE)
TIN 92-1647133
Finance Concepts LLC (CA)
TIN 45-0980182
Sean Moore Holdings, Inc. (DE)
TIN 93-3532764
New Global Administrators, LLC (MA)
TIN 37-2027711
National Automotive Experts LLC (OH)
TIN 20-4752011
NWAN, Inc. (OH)
TIN 46-1273738
Villa Mani Reinsurance Company, Ltd. (TCI)
TIN 98-1437144
Imprise Captive Insurance Co. (OH)[3]
TIN 36-4812450
New AIG LLC (MA)
TIN 38-4206540
Automotive Platform Holdings LLC (DE)[2]
TIN 86-2884016
New RMG LLC (CT)
TIN 35-2741013

[1] Unless otherwise indicated, all ownership interests are 100%
[2] PHI owns 50%; New AIG owns 50%
[3] captive insurance company
[4] specialty insurer